SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by Registrant ☒

Filed by Party other than the Registrant

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

JPMorgan China Region Fund, Inc.

(Name of Registrant as Specified in Its Charter)

_______________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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JPMORGAN CHINA REGION FUND, INC.

J.P. Morgan Chase Bank, N.A.

1 Beacon Street, 18th Floor

Boston, Massachusetts 02108, USA

April 28, 2016

Dear Stockholder:

I have pleasure in enclosing the Notice of Annual Meeting of Stockholders of the JPMorgan China Region Fund, Inc. (the “Fund”) which will be held at the offices of J.P. Morgan Asset Management, 270 Park Avenue, New York, NY 10017, on Thursday, May 12, 2016, at 11:00 a.m.

I strongly urge you to read the enclosed Notice and Proxy Statement, vote, sign and return the GOLD proxy card in the postage-paid envelope provided. Additionally, as you may know, Ancora Advisors LLC and certain of its affiliates (“Ancora”) has notified the Fund of its intention to make proposals. You may receive proxy solicitation materials from Ancora. The Fund is not responsible for the accuracy of any information provided by or relating to Ancora contained in solicitation materials filed or disseminated by or on behalf of Ancora or other statements that Ancora may make.

The board of directors of the Fund does NOT endorse any proposals made by Ancora and strongly recommends that you NOT sign or return any WHITE proxy card sent to you by Ancora.

My fellow directors and I wish to extend to you an invitation to attend this year’s Annual Meeting of Stockholders, and very much look forward to meeting with you.

Yours faithfully,

/s/ The Rt. Hon. The Earl of Cromer
The Rt. Hon. The Earl of Cromer
Chairman

JPMORGAN CHINA REGION FUND, INC.

J.P. Morgan Chase Bank, N.A.

1 Beacon Street, 18th Floor

Boston, Massachusetts 02108 USA

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 12, 2016

To the Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of the JPMorgan China Region Fund, Inc. (the “Fund”) will be held at the offices of J.P. Morgan Asset Management, 270 Park Avenue, New York, New York 10017, on Thursday, May 12, 2016, at 11:00 a.m., and at any adjournments or postponements thereof, for the following purpose:

(1)	to elect two (2) Directors of the Fund, to hold office for the term indicated and until their successors shall have been elected and qualified.

The Board of Directors of the Fund (the “Board”) unanimously recommends that you vote FOR the election of each of its two nominees for Director.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT

YOU VOTE “FOR” PROPOSAL 1, ELECTION OF DIRECTORS NAMED ON THE GOLD PROXY CARD

Ancora Advisors LLC, (“Ancora”), the manager of two dissident Stockholders, Ancora Catalyst Fund LP and Merlin Partners LP, has filed a proxy statement with the Securities and Exchange Commission setting forth in detail its two Stockholder proposals. If properly presented at the Meeting, Stockholders at the Meeting will also consider and vote on those two Stockholder proposals:

(2)	that the Investment Advisory Agreement between JPMorgan China Region Fund, Inc. and JF International Management Inc. shall be terminated effective as soon as is legally permissible thereunder; and

(3)	the Stockholders of JPMorgan China Region Fund, Inc. request that the Board of Directors authorize a self-tender offer for all of the outstanding shares of the Fund’s common stock, par value $0.01 per share, at or close to net asset value. If more than 50% of the Fund’s outstanding shares are submitted for tender, then the Stockholders request that the tender offer be cancelled and that the Fund should be liquidated or converted into an exchange traded fund or an open-end mutual fund.

If presented at the Meeting, the Board unanimously recommends that you vote AGAINST the termination of the Fund’s investment advisory agreement with JF International Management Inc., the Fund’s investment adviser and you vote AGAINST the proposal to recommend the Fund conduct a self-tender offer.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT

YOU VOTE “AGAINST” PROPOSAL 2, TERMINATION OF INVESTMENT ADVISORY AGREEMENT AND

YOU VOTE “AGAINST” PROPOSAL 3, AUTHORIZATION OF SELF-TENDER OFFER

Stockholders at the Meeting will also consider and act upon any other business as may properly come before the meeting or any adjournments or postponements thereof.

Thursday, March 24, 2016, was fixed by the Board of Directors as the record date for determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof.

We sincerely hope you will be able to attend the meeting. However, whether or not you are personally present, your vote is very important. We are pleased to offer multiple options for voting your shares.

You may cast your vote by

(i) signing and dating the enclosed GOLD proxy card and return it in the enclosed postage-paid envelope;

(ii) telephone using the toll-free number on the GOLD proxy card; or

(iii) Internet by accessing the Internet address on the GOLD proxy card.

We strongly urge you NOT to sign or return any proxy cards sent by Ancora. Any votes cast with respect to the proposals in the separate proxy statement from Ancora will be counted at the Meeting. Shares represented by proxies solicited by Ancora also will be counted as present for purposes of determining the existence of a quorum.

If you have previously signed a proxy card from Ancora, you can revoke the earlier proxy by signing, dating and returning the enclosed GOLD proxy card in the enclosed postage-paid envelope, or by authorizing your proxy electronically via the Internet using the Internet address on the GOLD proxy card or by telephone using the toll-free number on the GOLD proxy card.

Please note that even if you plan to attend the annual meeting, we recommend that you vote using the enclosed GOLD proxy card TODAY, to ensure that your shares will be represented.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Lucy Dina
Lucy Dina
Secretary

Boston, Massachusetts
April 28, 2016

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the Fund’s Meeting,

please execute and return the enclosed proxy promptly in the postage-paid envelope provided.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON MAY 12, 2016

The Fund’s Notice of Annual Meeting of Stockholders, Proxy Statement and Form of Proxy are available on the internet at http://www.jpmchinaregionfund.com/_documents/2016-proxy-statement.pdf

JPMORGAN CHINA REGION FUND, INC.

J.P. Morgan Chase Bank, N.A.

1 Beacon Street, 18th Floor

Boston, Massachusetts 02108 USA

PROXY STATEMENT

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of JPMorgan China Region Fund, Inc. (the “Fund”) of proxies to be voted at the Annual Meeting of Stockholders (the “Meeting”) of the Fund to be held at the offices of J.P. Morgan Asset Management, 270 Park Avenue, New York, New York 10017, on Thursday, May 12, 2016, at 11:00 a.m., and at any adjournments or postponements thereof, for the following purpose:

(1)	to elect two (2) Directors of the Fund, to hold office for the term indicated and until their successors shall have been elected and qualified.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT

YOU VOTE “FOR” PROPOSAL 1, ELECTION OF DIRECTORS NAMED ON THE GOLD PROXY CARD

In addition, if properly presented at the meeting, Stockholders at the Meeting will also consider and vote on the following dissident Stockholder proposals:

(2)	that the Investment Advisory Agreement between JPMorgan China Region Fund, Inc. and JF International Management Inc. shall be terminated effective as soon as is legally permissible thereunder; and

(3)	the Stockholders of JPMorgan China Region Fund, Inc. request that the Board of Directors authorize a self-tender offer for all of the outstanding shares of the Fund’s common stock, par value $0.01 per share, at or close to net asset value. If more than 50% of the Fund’s outstanding shares are submitted for tender, then the Stockholders request that the tender offer be cancelled and that the Fund should be liquidated or converted into an exchange traded fund or an open-end mutual fund.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT

YOU VOTE “AGAINST” PROPOSAL 2, TERMINATION OF INVESTMENT ADVISORY AGREEMENT AND

YOU VOTE “AGAINST” PROPOSAL 3, AUTHORIZATION OF SELF-TENDER OFFER

Stockholders at the Meeting will also consider and act upon any other business as may properly come before the meeting or any adjournments or postponements thereof.

The enclosed proxy and this Proxy Statement are first being sent to the Fund’s Stockholders on or about April 28, 2016.

THE FUND WILL FURNISH, WITHOUT CHARGE, COPIES OF THE ANNUAL REPORT AND ANY MORE RECENT REPORT TO STOCKHOLDERS UPON REQUEST. REQUESTS FOR COPIES OF SUCH REPORTS SHOULD BE DIRECTED TO:

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842-3170, USA

800-426-5523

www.computershare.com

The cost of soliciting proxies and preparing the proxy materials will be borne by the Fund. The Fund will request securities brokers, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of stock held of record and will reimburse them for their reasonable out-of-pocket expenses in forwarding such solicitation material. In addition, proxies may be solicited personally or by telephone or facsimile by directors, officers and employees of the Fund without additional compensation to them.

The Board has selected Mark E. Tuttle and Deidra N. Midgett to act as proxies with full power of substitution. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If no instruction is given, an executed proxy will be counted towards quorum and will authorize the persons named on the respective proxy card enclosed as proxies to vote against proposal 2, but will have no effect with respect to proposal 1 or proposal 3. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Fund at the Boston, Massachusetts address indicated above or by voting in person at the Meeting. Attendance at the Meeting, by itself, will not revoke a previously tendered proxy.

The Board has fixed the close of business (4:00 p.m. Eastern Time) on March 24, 2016, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof. At that date, there were outstanding and entitled to vote 6,447,637 shares of Common Stock, par value $0.01 per share. Stockholders of the Fund on that date will be entitled to one vote on each matter to be voted for each share held, with no shares having cumulative voting rights. Abstentions and “broker non-votes” (as defined below) are counted for purposes of determining whether a quorum is present for purposes of convening the Meeting. “Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the Fund but are not voted as to one or more proposals, because instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power.

Abstentions and broker non-votes will not be counted as “votes cast” on any proposal, and abstentions and broker non-votes will have no effect on the outcome of proposal 1. Abstentions and broker non-votes have the same effect as a vote against proposal 2 (the termination of the investment advisory agreement) or proposal 3 (authorization of a self-tender offer for all of the Fund’s shares outstanding).

The principal executive offices of the Fund are located at J.P. Morgan Chase Bank, N.A., 1 Beacon Street, 18th Floor, Boston, Massachusetts 02108, USA.

VOTE “AGAINST” STOCKHOLDER PROPOSALS 2 AND 3

SOLICITED BY ANCORA ADVISORS LLC

Ancora Advisors LLC, (“Ancora”), the manager of two dissident Stockholders, Ancora Catalyst Fund LP and Merlin Partners LP, has filed a proxy statement with the Securities and Exchange Commission which puts forth two proposals:

(2)	that the Investment Advisory Agreement between JPMorgan China Region Fund, Inc. and JF International Management Inc. shall be terminated effective as soon as is legally permissible thereunder; and

(3)	the Stockholders of JPMorgan China Region Fund, Inc. request that the Board of Directors authorize a self-tender offer for all of the outstanding shares of the Fund’s common stock, par value $0.01 per share, at or close to net asset value. If more than 50% of the Fund’s outstanding shares are submitted for tender, then the Stockholders request that the tender offer be cancelled and that the Fund should be liquidated or converted into an exchange traded fund or an open-end mutual fund (each proposal an “Ancora Proposal,” and together, the “Ancora Proposals”).

Although Ancora has announced its intention to self-solicit responses from stockholders using a White proxy card, the Board has elected to include the Ancora Proposals on the proxy card solicited by the Fund so that each stockholder has the opportunity to vote AGAINST the Ancora Proposals. The Board urges you NOT to sign or return any proxy cards sent by Ancora. Any votes cast with respect to the proposals in the separate proxy statement from Ancora will be counted at the Meeting. Shares represented by proxies solicited by Ancora also will be counted as present for purposes of determining the existence of a quorum.

Therefore, the Board reiterates its urge that, through one of the methods of voting your shares, including submitting the included GOLD proxy card, or in attendance at the Meeting, you vote AGAINST proposal 2 (termination of investment advisory agreement between the Fund and JF International Management Inc., the Fund’s investment adviser (“JFIMI” or the “Investment Adviser”) and AGAINST proposal 3 (request the Board to authorize a self-tender offer for all of the Fund’s shares outstanding ).

OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND OFFICERS

The Fund does not have information concerning the beneficial ownership of shares held in the names of The Depository Trust Company participants as of March 24, 2016. However, to the knowledge of the Fund, each of the following was the record owner or beneficial owner of 5% or more of the outstanding shares of the Fund as of that date.

Title of Class	Name and Address	Number of Shares	Percent of Class[1]

Common Stock	CEDE & Co. c/o The Depository Trust Company Box 20 New York, NY 10004-9998 USA	6,406,087	99.4%

Common Stock	City of London Investment Group PLC[2] 77 Gracechurch Street London, EC3V 0AS United Kingdom	2,856,738	44.31%

Common Stock	Lazard Asset Management LLC[3] 30 Rockefeller Plaza 59th Floor New York, NY 10112 USA	1,271,185	19.72%

1 Because some or all of the shares attributed to CEDE & Co. may be held through The Depository Trust Company by City of London Investment Group PLC and/or Lazard Asset Management LLC, the total percentage in this column may exceed 100%.

2 Information as to beneficial ownership of City of London Investment Group PLC is based on a report filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 31, 2015.

3 Information as to beneficial ownership of Lazard Asset Management LLC is based on a report filed with the SEC on December 31, 2015.

The following table sets forth the beneficial ownership of shares held by all directors, the nominees and named executive officers of the Fund, individually and as a group, as of March 24, 2016.

Title of Class	Name and Address	Number of Shares	Percent of Class*

Common Stock	The Rt. Hon. The Earl of Cromer 60 Victoria Embankment London EC4Y 0JP United Kingdom	7,160	0.11%

	Alexander R. Hamilton P.O. Box 12343 General Post Office Hong Kong	651	0.01%

	Julian M.I. Reid 60 Victoria Embankment London EC4Y 0JP United Kingdom	632	0.01%

	John R. Rettberg 1 Beacon Street 18th Floor Boston MA, 02108 USA	500	0.01%

John R. Hass (Nominee) 1 Beacon Street 18th Floor Boston, MA 02108	—	—

Alistair E.M. Laband (Nominee) 1 Beacon Street 18th Floor Boston, MA 02108	—	—

Simon J. Crinage 60 Victoria Embankment London EC4Y 0JP United Kingdom	—	—

Neil S. Martin 60 Victoria Embankment London EC4Y 0JP United Kingdom	—	—

Lucy Dina 60 Victoria Embankment London EC4Y 0JP United Kingdom	—	—

Stephen M. Ungerman 270 Park Avenue New York, NY 10017 USA	—	—

All Directors and Officers as a Group*	8,943	0.14%

*	The holdings of each director, officer, and nominee and the holdings of all directors, officers, and nominees as a group does not exceed 1% of the Fund’s outstanding common stock. The holdings of each director and officer of shares of JFIMI and its affiliates do not exceed 1% of the value of JFIMI or its affiliates.

PROPOSAL 1

ELECTION OF DIRECTORS

The Fund’s By-Laws provide that the Board shall be divided into three (3) classes: Class I, Class II and Class III. The terms of office of the present Directors in each class expire at the annual meeting of stockholders in the year indicated upon the election and qualification of their respective successors: Class I – 2018; Class II – 2016; and Class III – 2017. At each subsequent annual election, directors that are chosen to succeed those whose terms are expiring will be identified as being in the same class and will be elected for a three (3) year term. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board.

The term of Mr. Alexander R. Hamilton and Mr. John R. Rettberg will expire at the 2016 Meeting. In November 2014, the Board through its Nominating Committee, considered succession planning and the need to refresh its Board and Committees. As a result, Mr. Alexander R. Hamilton and Mr. John R. Rettberg will retire at the end of their current term. The Board has nominated Mr. John R. Hass and Alistair E.M. Laband (each a “Nominee” and together, the “Nominees”), to replace the retiring Directors and to ensure that the Board maintains an appropriate balance of skills. Persons named in the accompanying form of proxy intend, in the absence of contrary instructions, to vote all proxies for the election of Mr. John R. Hass and Mr. Alistair E.M. Laband to serve for a term expiring on the date on which an annual meeting is held in 2019, or until a successor is elected and qualified.

It is intended that all proxies received, unless otherwise indicated, will be voted “FOR” the election of the Nominees. The affirmative vote of a majority of the shares present at the Meeting (at which a quorum is present) is required to elect the Nominees.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT

YOU VOTE “FOR” PROPOSAL 1, ELECTION OF DIRECTORS NAMED ON THE GOLD PROXY CARD

The Board knows of no reason why the Nominees will be unable to serve. If a Nominee should become unable to serve, the proxies will be voted for the election of such person as may be designated by the Board to replace the Nominee.

The Board is responsible for oversight of the Fund. The Fund has engaged JFIMI to manage the Fund on a day-to-day basis. The Board oversees JFIMI and certain other principal service providers in the operations of the Fund. The Board is currently composed of five (5) members, four (4) of whom are Independent Directors1. The Board meets at regularly scheduled meetings four (4) times throughout the year. Under normal circumstances, in order to minimize expenses, the Board expects to hold two (2) meetings a year by telephone. In addition, the directors may meet in-person or by telephone at special meetings or on an informal basis at other times. As described below, the Board of Directors has established five (5) standing committees — Audit, Management Engagement, Nominating, Pricing and Share Repurchase — and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.

The Board is chaired by an independent director, the Rt. Hon. The Earl of Cromer. As Chairman, Lord Cromer leads the Board in its activities. The directors have determined that the Board’s leadership and committee structure is appropriate, because the Board believes it sets the proper tone to the relationships between the Fund, on the one hand, and JFIMI and certain other principal service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees.

Investing in general and the operation of a fund involve a variety of risks, such as investment risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the Fund. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from, among others, JFIMI, the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Fund and the risk management programs of JFIMI and certain service providers. The actual day-to-day risk management with respect to the Fund resides with JFIMI and other service providers to the Fund. Although the risk management policies of JFIMI and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time,

1 “Independent Director” is defined as a director who is not an “interested person” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

and there is no guarantee that they will be effective. Not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Fund or JFIMI, its affiliates or other service providers.

The Board has concluded that, based on each Nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other directors, each Nominee should serve as a director. Among other attributes of the Nominees is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Fund, and to exercise reasonable business judgment in the performance of his duties as a director. A Nominee’s ability to perform his duties effectively may have been attained through: a Nominee’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a director of other funds, public companies, or non-profit entities or other organizations; or other experiences. Also, set forth below is a brief discussion of the specific experience qualifications, attributes or skills of each Nominee that led the Board to conclude that he should serve as a director.

John R. Hass is a Partner at RRE Ventures, a New York-based venture capital manager specializing in early stage technology investments. Since inception in 1994 RRE Ventures has managed seven funds with total committed capital of approximately $1.5 billion. At RRE Mr. Hass is responsible for a number of operating and business strategy functions including fund structure, business development, investor relations, communications and product management.

Alistair E. M. Laband is an accounting and advisory professional with over thirty years working experience in Hong Kong, Mainland China and Taiwan. Broad range of activities undertaken include Audits, Pre-acquisition Due Diligence Reviews, Initial Public Offerings, Practice Management, Post Merger Integration Management, Consulting on Governance and Controls and Independent Non Executive Directorship Appointments, including Chairmanship of Audit Committees.

The following table presents information concerning the Nominees and the current Directors and Officers of the Fund. The information includes their positions and principal occupations during the last five (5) years.

Name, Address and YOB	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past Five Years

INDEPENDENT DIRECTORS OR NOMINEES

The Rt. Hon. The Earl of Cromer (1946) 60 Victoria Embankment London EC4Y 0JP United Kingdom	Chairman and Class I Director	Three year term ends in 2018; Chairman and Director since 1994	Chairman of the Board of the Fund; Chairman of the Board, Western Provident Association (insurance), LG India Plus Fund Ltd (financial), Pedder Street Asia Absolute Return Fund Limited (financial), LG Asia Plus Fund Limited (financial); Director, Cheetah Korea Value Fund Ltd (financial); and Chief Executive Officer, Cromer Associates Limited (family business).	1	See Principal Occupation

Name, Address and YOB	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past Five Years

Alexander R. Hamilton (1941) P.O. Box 12343 General Post Office Hong Kong	Class II Director	Three year term ends in 2016; Director since 1994	Director of Cosco International Holdings Limited (shipping), Esprit Holdings Limited (clothing retail), Shangri-La Asia Limited (hotels) and Octopus Cards Limited (financial services). Former Director of China Cosco Holdings Co. Limited (shipping) (retired May 2011), CITIC Limited (infrastructure) (retired June 2015), and DBS Bank (Hong Kong) Ltd (financial) (retired April 2015).	1	See Principal Occupation
John R. Hass (Nominee)			Partner of RRE Ventures. Director of the Cheetah Korea Value Fund.
Alistair E.M. Laband (Nominee)			Director of China Nepstar Chain Drugstore Ltd (pharmaceutical); Tom Lee Music Company Ltd (retail); HKTVE (B class) (PTC) Ltd and HKTVE (C class) (PTC) Ltd (television); Rose Glory Ltd (medical research); RGL Holdings Ltd (shareholder of Rose Glory Ltd); Rosebud Investments Corporation Ltd (financial); Speedy New Ltd (appointor of Rosebud Charitable Trust); The Faldo Trust for Tomorrows Champions (Asia) Ltd (sport); Amroth Properties Ltd (property); and Cranley Property Ltd

			(property). Director and Chairman of University of Southern California Hong Kong Parents Association Ltd (education). Financial Consultant to CITIC Ltd (infrastructure)(retired March 2011). Director of Bona Viva Ltd (disaster relief) (retired August 2014); Bona Viva Investments Ltd (financial) (dissolved Feb 2015); Sun Yick Ltd (dissolved May 2015). Honourary Treasurer of the Hong Kong Golf Association Ltd (sport) (retired Oct 2014)

Julian M.I. Reid (1944) 60 Victoria Embankment London EC4Y 0JP United Kingdom	Class III Director	Three year term ends in 2017; Director since 1998	Chief Executive Officer of 3a Funds Group (financial); Director and Chairman of Morgan’s Walk Properties Limited (property), Director and Chairman of The Korea Fund, Inc. (financial); Director and Chairman of Prosperity Voskhod Fund (financial); Director and Chairman of ASA Limited (financial) and Director of JM Properties Limited (property).	1	See Principal Occupation

John R. Rettberg (1937) 1 Beacon Street 18th Floor Boston, MA 02108 USA	Class II Director	Three year term ends in 2016; Director since 2008	Former Trustee, JPMorgan Alternative Products mutual fund Board (1997 to 2009).	1	See Principal Occupation

Name, Address and YOB	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past Five Years

INTERESTED DIRECTOR & PRESIDENT

Simon J. Crinage (1965) 60 Victoria Embankment London EC4Y 0JP United Kingdom	President and Class I Director	Three year term ends in 2018; Director since 2009; President since 2003**	Managing Director, J.P. Morgan.	1	Director of The Association of Investment Companies Limited and JF International Management Inc.

OFFICERS WHO ARE NOT DIRECTORS

Neil S. Martin (1971) 60 Victoria Embankment London EC4Y 0JP United Kingdom	Chief Operating Officer and Treasurer	Since 2014**	Executive Director, J.P. Morgan.	N/A	N/A

Lucy Dina (1977) 60 Victoria Embankment London EC4Y 0JP United Kingdom	Secretary	Since 2013**	Vice President, J.P. Morgan.	N/A	N/A

Stephen M. Ungerman (1953) 270 Park Avenue New York, NY 10017 USA	Chief Compliance Officer	Since 2014**	Managing Director, J.P. Morgan Chase Bank NA.	N/A	N/A

*	The Fund is the sole fund in the fund complex.

**	The officers of the Fund serve at the discretion of the Board of Directors.

The following table sets forth the dollar range of equity securities in the Fund beneficially owned by each Director and Nominee as of March 24, 2016.

Name of Director	Dollar Range of Equity Securities in the Fund[1]
INDEPENDENT DIRECTORS
The Rt. Hon. The Earl of Cromer	Over $100,000
Alexander R. Hamilton	$1 - $10,000
John R. Hass	$0
Alistair E.M. Laband	$0
Julian M.I. Reid	$1 - $10,000
John R. Rettberg	$1 - $10,000
INTERESTED DIRECTOR
Simon J. Crinage	—

1 Valuation as of March 24, 2016.

During the fiscal year ended December 31, 2015, the Board held a total of five (5) meetings. All of the directors attended all the Board and Committee meetings for which they were eligible to attend.

The Board has an Audit Committee and a corresponding written Charter. The Audit Committee members are Messrs. Hamilton, Rettberg, Reid and Lord Cromer, each of whom is an Independent Director. Each member of the Audit Committee is not an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act and is “independent”, as defined under Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee has at least one (1) member who is an audit committee financial expert: John R. Rettberg, a non-interested and independent person. The Audit Committee is exempt from the independence requirements of the New York Stock Exchange, Inc. (the “NYSE”) under Section 303A.00 of the NYSE Listing Standards, because the Fund is a closed-end fund. The Audit Committee met three (3) times during the fiscal year ended December 31, 2015 with all members present.

The Audit Committee meets with the Fund’s independent registered public accounting firm to review whether satisfactory accounting procedures are being followed by the Fund and whether internal accounting controls are adequate, to inform itself with regard to non-audit services performed by the independent registered public accounting firm (if any) and to review fees charged by the independent registered public accounting firm. The Audit Committee, composed of all of the Independent Directors, also recommends to the Board the selection of the independent registered public accounting firm. The Fund’s written Audit Committee Charter is available on the Fund’s website at www.jpmchinaregionfund.com.

The Board also has a Management Engagement Committee. The Management Engagement Committee members are Messrs. Hamilton, Rettberg, Reid and The Rt. Hon. The Earl of Cromer. Each member of the Management Engagement Committee is an Independent Director. The Management Engagement Committee evaluates the performance of the Fund’s investment and considers the renewal of the Fund’s investment management contract, generally for an additional one (1) year period. The Management Engagement Committee met one (1) time during the fiscal year ended December 31, 2015 with all members present. The Fund’s Management Engagement Committee does not have a written charter.

The Board has a Nominating Committee. The Nominating Committee consists of all of the Independent Directors. The Nominating Committee is exempt from the independence requirements of the NYSE under Section 303A.00 of the NYSE Listing Standards, because the Fund is a closed-end fund. The Nominating Committee is responsible for identifying individuals believed to be qualified to become directors and recommending to the Board such nominees to stand for election at the Fund’s annual meeting of stockholders and to fill any vacancies on the Board. The Nominating Committee met one (1) time during the fiscal year ended December 31, 2015 with all members present. The Fund’s written Nominating Committee Charter is available on the Fund’s website at www.jpmchinaregionfund.com.

The Fund’s Nominating Committee believes that it is in the best interest of the Fund and its stockholders to obtain highly qualified candidates to serve as members of the Board. The Nominating Committee has not established a formal process for identifying candidates where a vacancy exists on the Board. In nominating candidates, the Nominating Committee may take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate’s experience with the experience of other directors, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof. Although the Board does not have a specific policy with respect to diversity, the Nominating Committee will consider the extent to which potential candidates possess sufficiently diverse skill sets and diversity characteristics that would contribute to the Board’s overall effectiveness. The Nominating Committee periodically reviews the role of the Nominating Committee and the Nominating Committee Charter and makes recommendations to the Independent Directors with respect thereto.

The Fund’s Nominating Committee will consider director candidates recommended by stockholders and submitted in accordance with applicable law and procedures as described in this Proxy Statement (see “Deadline For Stockholder Proposals” below).

The Nominating Committee also considers the Directors’ fees periodically and when otherwise required, and makes recommendations to the Board in connection with such fees. In considering and recommending director compensation, the Nominating Committee may conduct research regarding competitor funds, and utilize independent research. The Nominating Committee may also obtain outside legal and professional advice in determining or recommending director compensation and the execution of its duties generally. During the fiscal year ended December 31, 2015, the Fund did not utilize a compensation consultant in determining or recommending director compensation.

In November 2015, the Board through its Nominating Committee, considered succession planning and the need to refresh its Board and Committees. As a result, it has discussed the anticipated retirement of two (2) Directors in 2016. The Board recruited two (2) new Directors in place of those retiring who are nominees as Class II Directors at this Meeting and seek to ensure it maintains an appropriate balance of skills.

The Board has a Pricing Committee. The Pricing Committee consists of all of the Independent Directors. Pursuant to the Pricing Committee Charter, the primary responsibilities of the Pricing Committee are the general oversight of the Fund’s investment valuation and fair value pricing processes, periodic review of the Fund’s valuation processes and approval of any appropriate changes to the same, and as appropriate participating in the determination of the valuations of the Fund’s investments with the input of management of the Fund. There were no meetings of the Pricing Committee during the fiscal year ended December 31, 2015. The Fund’s written Pricing Committee Charter is available on the Fund’s website at www.jpmchinaregionfund.com.

The Board also established a Share Repurchase Committee during the financial year with the objective to consider from time-to-time whether the Fund’s share repurchase policy should be amended, take action or make recommendations to the Board as it sees fit. The Share Repurchase Committee consists of all Independent Directors. The Committee did not meet during the fiscal year ended December 31, 2015.

The Fund does not have a formal policy regarding director attendance at the annual meeting of stockholders. However, all of the directors of the Fund then in office attended the May 14, 2015 Annual Meeting of Stockholders.

COMPENSATION OF DIRECTORS AND OFFICERS

The table below sets forth the compensation paid by the Fund to its directors who received such compensation for the year ended December 31, 2015. The Fund’s Nominating Committee performs the functions of a Compensation Committee.

Name of Person, Position	Fees earned or paid in cash by the Fund	Stock Awards ($)	Options Awards ($)	Non-Equity Incentive Plan Compensation ($)	Chance in pension value and nonqualified deferred compensation earnings ($)*	All other compensation ($)	Estimated Annual Benefits Upon Retirement*	Total Compensation From Fund and Fund Complex Paid to Directors

INDEPENDENT DIRECTORS

The Rt. Hon. The Earl of Cromer, Chairman and Director	$59,750	None	None	None	None	None	None	$59,750

Alexander R. Hamilton, Director	$53,250	None	None	None	None	None	None	$53,250

Julian M.I. Reid, Director	$48,850	None	None	None	None	None	None	$48,850

John R. Rettberg, Director	$48,850	None	None	None	None	None	None	$48,850

INTERESTED DIRECTOR

Simon J. Crinage	None	None	None	None	None	None	None	None

Total	$210,700	None	None	None	None	None	None	$210,700

*	The directors of the Fund do not receive any pension or retirement benefits from the Fund or the Investment Adviser.

The Independent Directors’ compensation from the Fund consists solely of Independent Directors’ annual fees and attendance fees. Each Independent Director is paid an annual fee of at least $24,100 plus $3,300 per Board meeting attended, $3,300 per Audit Committee meeting attended and $3,300 per Management Engagement Committee meeting attended. The Chairman is paid an annual fee of $35,000 plus $3,300 per Board meeting attended, $3,300 per Audit Committee meeting attended and $3,300 per Management Engagement Committee meeting attended. The Audit Committee Chairman is paid an annual fee of $28,500 plus $3,300 per Board meeting attended, $3,300 per Audit Committee meeting attended and $3,300 per Management Engagement Committee meeting attended. In addition, a per diem allowance of $2,000 per day is paid to Independent Directors in respect of time spent by any Independent Director on Fund business outside normal Board and Committee meetings. The Independent Directors’ actual expenses are reimbursed. The Independent Directors of the Fund do not receive compensation for their service on the Nominating Committee.

A Director or Officer of the Fund who is also an officer or employee of the Investment Adviser or its affiliates receives no remuneration from the Fund. Since all officers and “interested” directors of the Fund are also officers or employees of the Investment Adviser or its affiliates, none of the officers or “interested” directors of the Fund received compensation in any form from the Fund for the fiscal years ended December 31, 2013, December 31, 2014, and December 31, 2015.

THE BOARD UNANIMOUSLY RECOMMENDS THAT

YOU VOTE “FOR” PROPOSAL 1, ELECTION OF DIRECTORS NAMED ON THE GOLD PROXY CARD

The affirmative vote of a majority of the shares present at the Meeting (at which a quorum is present) is required to elect the Nominees. Abstentions and broker non-votes, if any, will be counted as votes present for purposes of determining whether a quorum is present. Abstentions and broker non-votes will not be counted as “votes cast” on any proposal, and abstentions and broker non-votes will have no effect on the outcome of proposal 1.

PROPOSAL 2

(STOCKHOLDER PROPOSAL)

TERMINATION OF INVESTMENT ADVISORY AGREEMENT

The Stockholders are asked to vote on the following resolution:

RESOLVED, that the Investment Advisory Agreement between JPMorgan China Region Fund, Inc. and JF International Management Inc. shall be terminated effective as soon as is legally permissible thereunder.

The Board believes the proposal is not in the best interest of the Fund and its Stockholders. The Board continues to believe that the Fund’s investment adviser, JFIMI, is the best choice to continue to manage the Fund’s assets, as it has since the Fund commenced operations in July 1992. JFIMI’s investment team, led by Howard Wang, is experienced, having managed the Fund since July 2005. While there are a number of Greater China funds with little or no allocation to China A Shares, JFIMI has managed the Fund with an exposure to the whole Chinese market with a sizeable China A Share allocation of 20.8% of the Fund’s assets (as of March 31, 2016). Particularly, the Board notes that JFIMI has led the Fund to become the best performing fund based on total return based upon both its net asset value and market price among its peer group of U.S. listed closed-end Greater China funds over the previous 2, 3 and 5 year periods to March 31, 2016, as shown in the table below.

	1 Year				2 years				3 years				5 years
	NAV Return	Rank	Share Price Return	Rank	NAV Return	Rank	Share Price Return	Rank	NAV Return	Rank	Share Price Return	Rank	NAV Return	Rank	Share Price Return	Rank
JPMorgan China Region Fund (JFC)	(14.72%)	2	(12.95%)	1	10.40%	1	11.27	1	14.17%	1	10.95%	1	5.81%	1	5.49%	1
Aberdeen Greater China Fund, Inc. (GCH)	(11.38%)	1	(14.36%)	2	(4.26%)	4	(6.98%)	4	(10.76%)	4	(15.77%)	4	(16.02%)	4	(17.41%)	4
The China Fund (CF)	(15.92%)	4	(16.38%)	4	(2.22%)	3	(1.86%)	3	8.53	2	8.21	2	(3.91%)	3	(4.27%)	3
Templeton Dragon Fund Inc. (TDF)	(15.60%)	3	(14.78%)	3	0.69%	2	2.74%	2	(4.90%)	3	(4.07%)	3	(0.82%)	2	(0.56%)	2
Fund’s Benchmark	(15.40%)				11.62%				13.39%				10.06%

Source: Bloomberg

*The Fund’s benchmark is a composite of the MSCI Golden Dragon Index (80%) and CSI 300 Index (20%).

Past performance is no guarantee of future returns. Total return includes reinvestment of distributions.

Further, the Board believes that the Fund is well positioned to capture the growing investment opportunity represented by the domestic Chinese economy, despite the market’s short-term volatility. Finally, the Board notes that both the Board and JFIMI have paid consistent attention to the discount the shares trade at relative to net asset value; the discount is discussed at each meeting of the full Board and, when the discount exceeds the discount of the Fund’s peer group by specified percentages over a period of time, the Board examines additional strategies to manage the discount. The Board and JFIMI believe that the level of discount partly reflects (i) the limited liquidity in Fund shares because its share register is so concentrated (e.g., two shareholders held over 60% of Fund shares as of March 31, 2016) and (ii) investor sentiment about the performance of the underlying China markets. The Board believes that if the Fund undertook buybacks or tenders, either action would exacerbate the liquidity issue thereby reducing China investment opportunities materially for the Fund. The Board continues to monitor the discount and survey potential methods to address it. For example, the Board continues to monitor the fund market for suitable fund merger candidates.

Termination of the Investment Advisory Agreement would have several effects. Approval of the termination proposal would not automatically result in the engagement of a new investment manager for the Fund. If Stockholders approve the termination proposal, under the 1940 Act, the current agreement with JFIMI would terminate and the Board would be allowed to appoint an investment adviser (which could be JFIMI) on an interim basis (not to exceed 150 days). The compensation paid by the Fund under such an interim investment management contract could not exceed the compensation paid under the current contract. The Board would use its best efforts to identify and engage a suitable substitute in a timely manner after termination of the Fund’s existing management contract, though there is no guarantee that it would be successful. A failure to reach contractual terms under a new arrangement promptly could lead to disruptions in management of the Fund’s investment portfolio. Any more permanent management contract would require Stockholder approval. The costs of a proxy solicitation to approve any new management contract would be an expense borne by the Fund and its Stockholders. In the event that Stockholders do not approve a permanent management contract at that time, the Fund could be left without any means to ensure ongoing management of its portfolio. Even if Stockholder approval for a permanent new management contract is received, the Fund could be subject to additional costs of a transition to a new manager, such as trading costs associated with adjusting the Fund’s portfolio. In any event, there is no assurance that future investment performance would be comparable to or better than the returns achieved under the existing Investment Advisory Agreement.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT

YOU VOTE “AGAINST” PROPOSAL 2, TERMINATION OF INVESTMENT ADVISORY AGREEMENT

The favorable vote of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund is required for the termination of the investment advisory agreement. Under the 1940 Act, the vote of the holders of a majority of the outstanding shares of the Fund means the vote of the holders of the lesser of (i) 67% or more of the Fund’s shares present at the Meeting or represented by proxy if the holders of 50% or more of the Fund’s shares are so present or represented; or (ii) more than 50% of the Fund’s outstanding shares. Abstentions and broker non-votes, if any, will be counted as votes present for purposes of determining whether a quorum is present. The failure to vote, other than by broker non-votes or abstentions, assuming more than 50% of the Fund’s outstanding shares are present, has no effect if (i) above is applicable and has the same effect as a vote against the investment advisory agreement if (ii) above is applicable. Abstentions and broker non-votes have the same effect as a vote against the termination of the investment advisory agreement regardless of whether (i) or (ii) above is applicable.

FURTHER INFORMATION ABOUT THE INVESTMENT ADVISORY AGREEMENT

The Investment Advisory Agreement provides that JFIMI will, among other things, make investment decisions for the Fund, subject to the control of the Board and in accordance with the Fund’s investment objective and policies. JFIMI will select brokers and dealers and determine how voting and other rights with respect to portfolio securities will be exercised. JFIMI may, at its own expense, consult other firms to obtain additional advisory information.

JFIMI furnishes, at its own expense, office space and facilities for the Fund’s use and pays the reasonable salaries and expenses of the Fund’s officers and employees, provided that the Fund bears travel expenses for travel to Fund board or committee meetings for any of the Fund’s directors and officers who are also managing directors, officers or employees of the JFIMI. JFIMI otherwise bears all expenses arising out of its duties under the Investment Advisory Agreement but is generally not responsible for expenses of the Fund.

In return for such services, the Fund currently pays JFIMI an annual fee equal to 1.00% of the Fund’s assets under management, including borrowings but excluding cash held when borrowings are drawn under a borrowing facility.

The Investment Advisory Agreement had an initial term of two years, with continuation thereafter subject to yearly approval by (i) the Board of Directors or Stockholders and (ii) the Independent Directors. The Investment Advisory Agreement may be terminated at any time without penalty on 60 days’ written notice, by the Board of Directors or by a vote of holders of a majority of the Fund’s outstanding voting securities. The Investment Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

The Investment Advisory Agreement provides that JFIMI is not liable for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund in connection with the Investment Advisory Agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Investment Advisor in the performance of its duties or by reason of reckless disregard on the part of the Investment Advisor of its obligations and duties under the Investment Advisory Agreement. The Fund agrees to indemnify JFIMI from all claims of any kind that may be asserted against JFIMI in connection with its performance under the Investment Advisory Agreement, except to the extent that such claims arise by reason of JFIMI’s bad faith, willful misfeasance or gross negligence in the performance of its duties under the Investment Advisory Agreement or reckless disregard of its obligations and duties under the Investment Advisory Agreement.

PROPOSAL 3

(STOCKHOLDER PROPOSAL)

REQUEST FOR SELF-TENDER OFFER

The Stockholders are asked to vote on the following resolution:

RESOLVED, the stockholders of JPMorgan China Region Fund, Inc. request that the Board of Directors authorize a self-tender offer for all of the outstanding shares of the Fund’s common stock, par value $0.01 per share, at or close to net asset value. If more than 50% of the Fund’s outstanding shares are submitted for tender, then the stockholders request that the tender offer be cancelled and that the Fund should be liquidated or converted into an exchange traded fund or an open-end mutual fund.

The Board believes the proposal is not in the best interests of the Fund or its Stockholders. The Board has previously explored the use of traditional discount control measures, including the conduct of a tender offer, but had concluded that such actions, which would substantially reduce the Fund’s assets, were not in long-term Stockholders’ best interests. The Board continues to believe that the best returns for long-term Stockholders will be achieved, and the gap between the discount and the NAV of the Fund will best be closed, by JFIMI delivering superior investment performance and growing the Fund’s assets. If the Fund were to be liquidated, the Board believes that such liquidation would reduce the availability of China-focused closed-end funds that invest directly in Chinese equities (i.e., A Shares). If the Fund were to be converted into an exchange traded fund or an open-end fund, not only would there be immediate and significant costs to any such transition, but the Fund would likely increase its operational costs on an ongoing basis, and would likely be forced to restrict its investments or otherwise forgo certain investment opportunities because of short term liquidity requirements applicable to exchange traded funds and open-end mutual funds.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT

YOU VOTE “AGAINST” PROPOSAL 3, AUTHORIZATION OF SELF-TENDER OFFER

Approval of the proposal requesting the authorization of a self-tender offer for all of the Fund’s shares outstanding to be voted on at the Meeting will require the affirmative vote of a majority of the common stock present in person or represented by proxy at the Meeting. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of the Fund’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings made by the Fund under those statutes, the following report shall not be deemed to be incorporated by reference into any prior filings or future filings made by the Fund under those statutes.

(1)	Membership and Role of the Audit Committee

The Audit Committee consists of Mr. Alexander R. Hamilton, Mr. John R. Rettberg, Mr. Julian M.I. Reid and The Rt. Hon. The Earl of Cromer. The Audit Committee operates under a written charter adopted by the Board, which is available on the Fund’s website at www.jpmchinaregionfund.com.

The primary purpose of the Audit Committee is to assist the Board in monitoring the integrity of the financial statements of the Fund, the compliance by the Fund with legal and regulatory requirements, and the independence and performance of the Fund’s external independent registered public accounting firm.

(2)	Review of the Fund’s Audited Financial Statements for the year ended December 31, 2015

The Audit Committee has conducted specific oversight activities with respect to the Fund’s audited financial statements for the year ended December 31, 2015. The Audit Committee has discussed with PricewaterhouseCoopers, LLP (“PwC”), the Fund’s independent registered public accounting firm, the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16 (Communication with Audit Committees). The Audit Committee has also reviewed and discussed them with the Investment Adviser.

At its meeting on February 23, 2016, the Audit Committee also received the written disclosures and letters from PwC required by PCAOB Ethics and Independence Rule 3526 (Communication with Audit Committees Concerning Independence) and related PCAOB rules on Audit Committee pre-approval of certain tax and non-audit internal control services and the Audit Committee discussed the independence of PwC.

Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board that the audited financial statements for the year ended December 31, 2015, be included in the Fund’s annual report to stockholders required by Section 30(e) of the 1940 Act, and filed with the SEC as required by Rule 30d-1 under the 1940 Act.

Audit Committee

Alexander R. Hamilton, Chairman

The Rt. Hon. The Earl of Cromer

Julian M.I. Reid

John R. Rettberg

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PwC, located at 300 Madison Avenue, New York, New York 10017, has been recommended as the independent registered public accounting firm by a unanimous decision of the Audit Committee to audit the accounts of the Fund for and during 2016. This firm served as the independent registered public accounting firm of the Fund for 2014 and 2015. The Board does not know of any direct or indirect financial interest of PwC in the Fund.

No representative of PwC is expected to be present at the Meeting or be available for questions, although PwC is welcome to have a representative attend the Meeting and make a statement if desired.

Set forth in the table below are audit fees and non-audit related fees billed to the Fund by PwC for professional services received during and for the Fund’s fiscal years ended December 31, 2014 and 2015, respectively.

Fiscal Year Ended December 31	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

2014	$55,000	$10,500	$8,975	–

2015	$68,000	$10,000	$8,975	–

The Audit-Related Fees relate to security count procedures performed as required under Rule 17f-2 of the 1940 Act.

The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

The Fund’s Audit Committee Charter requires the Audit Committee pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm to the Fund, and all non-audit services to be provided by the auditors to the Investment Adviser and any service providers controlling, controlled by or under common control with the Investment Adviser that provide on-going services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. All of the audit, audit-related and tax services described above for which PwC billed the Fund for the fiscal years ended December 31, 2015 and December 31, 2014 were pre-approved by the Audit Committee.

For the fiscal years ended December 31, 2015 and December 31, 2014, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by PwC. For the fiscal year ended December 31, 2015, less than 50% of hours expended on PwC’s engagement to audit the Fund’s financial statements were attributed to work performed by persons other than PwC’s full-time, permanent employees.

For the fiscal years ended December 31, 2015 and December 31, 2014, the aggregate non-audit fees for services rendered by PwC to the Fund, the Investment Adviser and any entity controlling, controlled by, or under common control with the Investment Adviser that provided ongoing services to the Fund were approximately $7.1 million and $6.9 million, respectively.

INVESTMENT ADVISER

JFIMI was incorporated in the British Virgin Islands in 1992 and is registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended. JFIMI’s principal address is 21st Floor, Chater House, 8 Connaught Road Central, Hong Kong.

JFIMI is 100% owned by JPMorgan Asset Management (Asia) Inc., whose principal address is 270 Park Avenue, New York, NY 10017, USA. JP Morgan Chase and Co. is the ultimate parent company JFIMI.

Principal Executive Officer and Directors of JFIMI

The following table sets forth certain information concerning the principal executive officer and each of the directors of JFIMI.

Name/Address	Positions Held	Principal Occupation or Employment
Simon Crinage 8 Connaught Road, Central, Floor 21 Hong Kong	Director	Head of JPMAM’s Closed-End Fund Business.
Howard Wang 8 Connaught Road, Central, Floor 21 Hong Kong	Director	Head of JPMAM Pacific Regional Group’s Greater China team.
Christopher Spelman 8 Connaught Road, Central, Floor 21 Hong Kong	Director	Senior Business Manager, JPMAM Equities Asia
Stephen Chang 8 Connaught Road, Central, Floor 21 Hong Kong	Director	Head of Asia Fixed Income, JPMAM
Rukhshad Shroff 8 Connaught Road, Central, Floor 21 Hong Kong	Director	Head of India, JPMAM Emerging Markets & Asia Pacific Equities
Peter Walshe 8 Connaught Road, Central, Floor 21 Hong Kong	Director	Chief Administrative Officer, JPMAM Asia Pacific
Richard Titherington 8 Connaught Road, Central, Floor 21 Hong Kong	Director	Chief Investment Officer, JPMAM Emerging Markets & Asia Pacific Equities
Ayaz Ebrahim 8 Connaught Road, Central, Floor 21 Hong Kong	Director	Head of Asia Core Team, JPMAM Emerging Markets & Asia Pacific Equities

JFIMI manages one (1) other fund with a similar objective to the Fund, the JPM China Region Fund (“JMCRF”). JMCRF is an open-ended China region fund with assets under management of US$22.58 million as of March 31, 2016. For its services as investment sub-adviser to JMCRF, JFIMI receives compensation at an annual rate of 0.60% of JMCRF’s average daily net asset value.

The Investment Advisory Agreement (the “Agreement”), dated December 29, 2000, was last approved by stockholders on October 30, 2000; amendments to the Agreement to calculate advisory fees based on the Fund’s total managed assets rather than net assets were approved by stockholders on May 10, 2012. During the most recent fiscal year ended December 31, 2015, the aggregate amount of management fees paid to JFIMI was $1,406,442. During the most recent fiscal year ended December 31, 2015, the aggregate amount of fees paid by the Fund for services other than investment management to JFIMI and its affiliates, including JPMorgan Chase Bank, N.A. were $377,358 ($87,500 for administrative services and $289,858 for custodial and accounting services). During the most recent fiscal year, there were no other material payments to JFIMI or any affiliated person. Further, the directors have had no interests with respect to any completed or proposed transactions where JFIMI or affiliated entities were a party.

On November 9, 2015, the Fund’s Board considered and approved the renewal of the Investment Advisory Agreement (the “Agreement”) between the Fund and JFIMI for an additional term of twelve (12) months. At this meeting, the directors reviewed extensive materials prepared by JFIMI and discussed these materials with representatives of JFIMI. The directors considered the recommendation of the Management Engagement Committee (the “Committee”) that the Agreement be renewed, noting that the Committee had discussed, in an executive session with independent counsel, the nature, extent and quality of the advisory services provided to the Fund by JFIMI, the level of advisory fees, the costs of the services provided and the profits realized by JFIMI, the Fund’s expense ratio, its relative and absolute performance, any economies of scale with respect to the management of the Fund, any ancillary benefits received by JFIMI and its affiliates as a result of their relationship with the Fund, and various other matters included in the materials provided by JFIMI.

In approving the renewal of the Agreement, the Committee, and the Board, concluded that:

• The annual investment advisory fee rate paid by the Fund to JFIMI for investment advisory services was reasonable relative to the Fund’s peer group and relative to other China Region funds managed by JFIMI.

• The Committee and the Board were generally satisfied with the nature, quality and extent of other services provided by JFIMI. In reaching this conclusion, the Committee and the Board reviewed, among other things, JFIMI’s investment experience in the China region markets and the background and experience of JFIMI’s senior management. They further evaluated the structure and size of JFIMI’s management team serving the Fund and noted the team’s responsiveness to the Board.

• The Fund’s performance in the one (1) and three (3) year periods had outperformed its benchmark, the 80% MSCI Golden Dragon Index (net) and 20% CSI 300 Index (net). (The Board and the Committee reviewed the Fund’s performance in comparison to the peer group and the benchmark for the 1 year, 3 year, 5 year and since inception periods.) Although five (5) year performance lagged, it was noted that for certain longer-term periods, the Fund’s performance surpassed the benchmark.

• In light of the costs of providing advisory services to the Fund, the profits and ancillary benefits that JFIMI received, with respect to providing investment advisory services to the Fund, were reasonable. The Board and the Committee noted that beginning in May 2005, the Fund discontinued using JFIMI’s affiliates to effect Fund securities trades, unless in exceptional circumstances, effectively eliminating brokerage commissions as an ancillary benefit for JFIMI.

• The Fund’s expense ratio remained at an acceptable level.

THE ADMINISTRATOR

The Fund’s Administrator is J.P. Morgan Chase Bank, N.A., whose address is 1 Beacon Street, 18th Floor, Boston, Massachusetts 02108 USA.

DEADLINE FOR STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the 2017 Meeting of Stockholders must be received by December 29, 2016, to be included in the Proxy Statement for that meeting. A stockholder seeking to have a proposal considered at the 2017 Meeting where the proposal is not received by December 29, 2016, should notify the Fund no later than March 14, 2017. If notice is not received by March 14, 2017, then the persons appointed as proxies may vote on the proposal as they see fit notwithstanding that stockholders have not been advised of the proposal in the Proxy Statement. Any proposal submitted by stockholders must comply in all respects with the following: (1) the rules and regulations of the SEC; (2) the provisions of the Fund’s Amended Articles of Incorporation and Bylaws; and (3) Maryland law. The Fund expects the 2017 Meeting will be held in May of 2017.

Stockholders may send communications to the Board via the Fund’s address at 1 Beacon Street, 18th Floor, Boston, Massachusetts 02108, USA in care of J.P. Morgan Chase Bank, N.A. All communications received from stockholders are forwarded to the Board or to the specified director, as the case may be, for consideration and response.

SECTION 16(a) BENFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Fund’s Directors and Officers, certain persons affiliated with the Investment Adviser and persons who beneficially own more than 10% of a registered class of the Fund’s securities, to file reports of ownership and changes of ownership with the SEC, the NYSE and the Fund. Directors, officers and greater-than-10% stockholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file.

During 2015, there were no late filings or known failures to file required forms. To the Fund’s knowledge, all Section 16(a) filing requirements were satisfied by the directors and officers subject to Section 16 of the Exchange Act.

OTHER MATTERS

The Board knows of no other matters to be presented for action at the Meeting other than those mentioned above. However, if any other matters properly come before the Meeting, it is intended that the persons named in the accompanying proxy will vote on such other matters solely in accordance with their judgment of the best interests of the Fund.